Exhibit 10(e)(iii)


                                 Third Amendment
                                       to
                            The Liz Claiborne 401(k)
                         Savings and Profit Sharing Plan

                            (As Amended and Restated
           Effective as of January 1, 2002 to Include EGTRRA Changes)

          Pursuant to Section 13.2 of The Liz Claiborne 401(k) Savings and Profit Sharing Plan (As Amended and Restated Effective as of January 1, 2002 to Include EGTRRA Changes) (the "Plan"), the Plan is hereby amended in the following particulars.

     1. Section 9.11 is amended by adding a new sentence immediately before the last sentence thereof to read as follows, effective as of January 1, 2003:

          "No distribution under the Plan shall be permitted that fails to comply with section 401(a)(9) of the Code, including the incidental death benefit requirement."

     2.   A new Supplement G is added to read as follows:

                                  "SUPPLEMENT G

                                     TO THE
              LIZ CLAIBORNE 401(K) SAVINGS AND PROFIT SHARING PLAN

          Special Provisions Applicable to Employees of Juicy Couture, Inc.
          -----------------------------------------------------------------

          This Supplement G sets forth special provisions of the Plan that apply to employees of Juicy Couture, Inc., formerly known as Travis Jeans, Inc. ("Juicy") who became employees of an Affiliate upon the closing of the transactions contemplated by the Stock Purchase Agreement dated as of March 17, 2003 by and among Liz Claiborne, Inc., and the Shareholders of Travis Jeans, Inc., d/b/a Juicy Couture ("Closing"), and to other individuals who had undistributed accounts under the Travis Jeans, Inc. 401(k) Profit-Sharing Plan (the "Juicy Plan") on December 31, 2003. Except as otherwise defined below, the terms used herein shall have the meanings set forth in the Plan.

          G-1  Special Definitions. For purposes of this Supplement G:
               -------------------

               (a)  "Merger" means the transfer of assets of the Juicy Plan to
                     ------
               this Plan effective as of January 1, 2004.


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               (b)  "Juicy Accounts" means the account or accounts maintained
                     --------------
               under the Juicy Plan for a Juicy Participant on December 31,
               2003.

               (c)  "Juicy Employee" means an individual who was an employee of
                     --------------
               Juicy on the date of the Closing.

               (d)  "Juicy Participant" means an individual who had a Juicy
                     -----------------
               Account on December 31, 2003.

          G-2  Adoption and Merger. Subject to the provisions of Sections G-3
               -------------------
          and G-4, Juicy shall be an Employer under the Plan effective December 31, 2003, to which adoption the Company consents. Effective as of January 1, 2004, the Juicy Plan is merged into this Plan, and the terms of this Plan supersede the terms of the Juicy Plan. All persons (including current and former employees and their beneficiaries) having an interest under the Juicy Plan prior to January 1, 2004 shall, on and after January 1, 2004, be entitled to benefits solely from the Plan (including this Supplement G), in lieu of any and all interest which they had or may have had under the Juicy Plan.

          G-3  Participation of Juicy Employees in Tax-Saver and Matching
               ----------------------------------------------------------
          Contributions. A Juicy Employee shall be eligible to participate in
          -------------
          the Tax-Saver and Matching Contributions portions of the Plan on the date on or after January 1, 2004 that he satisfies Sections 3.1(f)(i) or (ii) of the Plan, as the case may be, taking into account his service with Juicy prior to the Closing in accordance with Section G-6 of this Supplement. A Juicy Employee shall continue to be governed by the provisions of the Juicy Plan relating to elective deferrals and matching contributions through December 31, 2003.

          G-4  Profit Sharing Participation For 2003. No discretionary profit
               -------------------------------------
          sharing contribution shall be made to the Juicy Plan with respect to the 2003 Plan Year. Instead, a Juicy Employee who has satisfied the requirements of Sections 3.1(f)(iii) and 4.14 as of December 31, 2003, taking into account his service with Juicy prior to the Closing in

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

          accordance with Section G-6 of this Supplement, shall be eligible to participate in this Plan on December 31, 2003 for purposes of sharing in Profit Sharing Contributions made for the Plan Year ending on December 31, 2003, using as the basis of the allocation any amounts paid by Juicy during the 2003 Plan Year prior to the Closing that would otherwise qualify as "Compensation" had Juicy then been an Employer, in addition to any Compensation paid by Juicy or an Employer during 2003 after the Closing.

          G-5  Vesting in Profit Sharing Contributions Subaccount. A subaccount
               --------------------------------------------------
          shall be established under a Juicy Participant's Profit Sharing Contributions Account to reflect profit sharing contributions transferred from the Juicy Plan, and the vested balance of such subaccount shall be determined according to the following schedule:

           Years of Vesting Service     Vested Percentage
           ------------------------     -----------------
           Less than 2                  0 percent
           2                            20 percent
           3                            40 percent
           4                            60 percent
           5                            80 percent
           6                            100 percent

          G-6 Recognition of Juicy Service. Any Juicy Employee shall have his
              ----------------------------
          service with Juicy prior to the Closing recognized for purposes of eligibility and vesting under this Plan, as follows:

               (a) For purposes of determining when a Juicy Employee has completed a Year of Eligibility Service, for computation periods beginning prior to January 1, 2004 such service shall be calculated in accordance with the hours-of-service methodology set forth in the Juicy Plan, recognizing employment with Juicy as though it were employment

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

               with an Affiliate, and beginning on January 1, 2004 shall be calculated in accordance with the terms of the Plan (using the hours of service methodology set forth in Section 1.2(a)(xxiv)).

               (b) For purposes of determining the Years of Vesting Service of a Juicy Employee, for periods prior to January 1, 2004 such service shall be calculated in accordance with the hours-of-service methodology set forth in the Juicy Plan, recognizing employment with Juicy as though it were employment with an Affiliate, and for periods thereafter shall be calculated in accordance with the terms of the Plan (using the elapsed time methodology set forth in Section 2.3 of the Plan).

          G-7  Allocation of Transferred Assets. Funds transferred to the
               --------------------------------
          Trustee in respect of a Participant's Juicy Account shall be allocated under the Plan to such Participant's Tax-Saver Contributions Account, Matching Contributions Account, Rollover Account, and, subject to Section G-5, Profit Sharing Account, as applicable.

          G-8  Investment of Transferred Accounts. During a transition period
               ----------------------------------
          commencing on the date established by the Committee and ending as soon as practicable after the Merger date, as determined by the Committee in its sole discretion, transferred Juicy Accounts shall be invested in such manner as the Committee prescribes. After the end of the transition period any reallocation of the investment of such accounts, as well as the investment direction of any future contributions allocated to the Participant's accounts, shall be in accordance with the rules of the Plan. No transactions shall be processed during the transition period, such as withdrawals, investment changes or loans, except as provided in Section G-10.

          G-9  Post-Merger Beneficiary Designation Required. Beneficiary
               --------------------------------------------
          designations made under the Juicy Plans through December 31, 2003 by Juicy Participants shall be of no effect with respect to the Plan on and after

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

          January 1, 2004, as of which date only beneficiary designations made under the Plan shall be given effect.

          G-10 Pre-Merger Elections and Designations. Notwithstanding any other
               -------------------------------------
          provision of this Plan, withdrawals, distributions, or loans already in process prior to the transition period described in Section G-8 on account of deaths, terminations of employment, or participant requests under the Juicy Plan shall continue to be processed in accordance with the applicable provisions of the Juicy Plan.

          G-11 Juicy Plan Amended. The provisions of this Supplement G shall be treated as an amendment to and a part of the Juicy Plan to the extent necessary to give full effect to this Supplement as of the date or dates applicable to the relevant provision."

     EXECUTED this 30th day of December, 2003, to be effective immediately.


                                        LIZ CLAIBORNE, INC.


                                        By:
                                               ---------------------------------

                                        Its:
                                               ---------------------------------





                                        JUICY COUTURE, INC.


                                        By:
                                               ---------------------------------

                                        Its:
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